Exhibit 99.2

Chico’s FAS, Inc. Announces Leadership Transition for
Chico’s Brand

•	Diane Ellis to Step Down as President of Chico’s Brand

•	Company Initiates Search for New President of Chico’s Brand

FORT MYERS, Fla., November 28, 2018 - Chico's FAS, Inc. (NYSE: CHS) (the “Company”) announced today the departure of Diane Ellis, President of the Chico's brand, effective November 30, 2018. The Company has initiated a search to identify a new Chico’s brand President. In the interim, the Chico’s brand will be led by Shelley Broader, the Company’s CEO and President.

“We are committed to improving the performance of our Chico’s brand, and we believe this leadership transition and the merchandising and marketing changes underway, as separately announced today, are necessary to reinvigorate broad-based consumer excitement and growth for the brand,” said Ms. Broader. “We appreciate Diane’s dedicated service over the last two years and wish her the best.”

ABOUT CHICO’S FAS, INC.
The Company, through its brands – Chico’s, White House Black Market and Soma is a leading omni-channel specialty retailer of women’s private branded, sophisticated, casual-to-dressy clothing, intimates and complementary accessories.

As of November 3, 2018, the Company operated 1,431 stores in the U.S. and Canada and sold merchandise through 83 international franchise locations in Mexico. The Company’s merchandise is also available at www.chicos.com, www.chicosofftherack.com, www.whbm.com and www.soma.com as well as through third party channels. For more detailed information on the Company, please go to our corporate website at www.chicosfas.com. The information on our corporate website is not, and shall not be deemed to be, a part of this press release or incorporated into our federal securities law filings.

Exhibit 99.2

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to certain events that could have an effect on our future financial performance. These statements, including without limitation statements made in Ms. Broader’s quotes relate to expectations concerning matters that are not historical fact and may include the words or phrases such as “will,” “should,” “expects,” “believes,” and similar expressions. Except for historical information, matters discussed in such statements are forward-looking statements. These forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. Although we believe our expectations are based on reasonable estimates and assumptions, we cannot guarantee their accuracy or our future performance, and there are a number of known and unknown risks, uncertainties, contingencies, and other factors (many of which are outside our control) that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, changes in the general economic and business environment, including the expected impact of U.S. tax reform; changes in the general or specialty retail or apparel industries; the availability of quality store sites; the ability to successfully execute and achieve the expected results of our business strategies and particular strategic initiatives, sales initiatives and multi-channel strategies; customer traffic; our ability to appropriately manage our inventory and allocation processes; our ability to leverage inventory management and targeted promotions; the successful leadership transition for the Chico’s brand and successful integration of the new members of our senior management team; changes in the political environment that create consumer uncertainty; significant changes to product import and distribution costs (such as unexpected consolidation in the freight carrier industry, and the ability to remain competitive with customer shipping terms and costs pertaining to product deliveries and returns); new or increased taxes or tariffs (particularly with respect to China) that could impact, among other things, our sourcing from foreign suppliers; significant shifts in consumer behavior; and those other factors described in Item 1A, “Risk Factors” and in the “Forward-Looking Statements” disclosure in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our latest annual report on Form 10-K and in Part II, Item 1A, “Risk Factors” and the “Forward-Looking Statements” disclosure in Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operation” of our quarterly reports on Form 10-Q and in other reports we file with or furnish to the Securities and Exchange Commission. There can be no assurance that the actual future results, performance, or achievements expressed or implied by such forward-looking statements will occur. All forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized.

Executive Contact:
Julie Lorigan
Vice President – Investor Relations,
Public Relations and Corporate Communications
Chico’s FAS, Inc.
(239) 346-4199

Chico’s FAS, Inc. • 11215 Metro Parkway • Fort Myers, Florida 33966 • (239) 277-6200